SEMI-ANNUAL REPORT

[MORGAN STANLEY LOGO]

MORGAN STANLEY HIGH YIELD FUND, INC.

JUNE 30, 2001

MORGAN STANLEY
INVESTMENT MANAGEMENT INC.
INVESTMENT ADVISER

MORGAN STANLEY HIGH YIELD FUND, INC.
OVERVIEW

LETTER TO SHAREHOLDERS

For the six months ended June 30, 2001, the Morgan Stanley High Yield Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of -4.22% compared to 4.28% for the CS First Boston High Yield Index (the "Index"). For the period from the Fund's commencement of operations on November 30, 1993 through June 30, 2001, the Fund's cumulative total return, based on net asset value per share, was 44.71% compared to 53.02% for the Index. On June 30, 2001, the closing price of the Fund's shares on the New York Stock Exchange was $9.85, representing a 17.4% premium to the Fund's net asset value per share.

MARKET OVERVIEW
The high yield market experienced a volatile first half of 2001 including a poor second quarter, led by continued bad news in the telecom sectors, a very large new issue calendar, and a continued high default rate. Several telecom companies announced poor earnings and lower revenues, and this pushed the whole sector lower throughout most of the last five months of the first half. Liquidity worsened on both the buy and sell side as dealers resisted putting their capital at risk. Mutual fund flows were positive most of the second quarter, but unfortunately turned negative for the last three weeks of June at the same time a large amount of new issues were priced and the telecom problems worsened.

Our overweight allocations in the fixed-line communications sector and to a lesser extent the cable sector were the major reasons for the underperformance. Fixed-line telecommunication was the worst performing sector during the first half of 2001 and it vastly underperformed the rest of the high yield market. This sector experienced a high default rate and many rating downgrades. On the positive side, our overweight positions in the healthcare and gaming sectors contributed to results as well as our higher allocation to securities rated BB and higher.

In our opinion, while many telecommunication issuers have had problems in this very challenging environment, we believe that the sentiment has become excessively negative. While we are not meaningfully increasing our overall exposure, we are looking for opportunities to add to some of our higher quality names.

We had a very active first half in terms of transactions in the Fund's portfolio. We initiated a position in over twenty new companies including Allied Waste, Chesapeake Energy, Schuler Homes, Salem Communications, HealthNet, Primedia, Quebecor, Nextmedia and Beazer Homes. We eliminated our positions in companies such as Westpoint Stevens, Crown Cork & Seal, Stater Brothers, Actuant and Occel. These changes do not represent a change in strategy, but rather were due to a very high level of new issuance, which we believe presented a few good opportunities along with changes in the relative value of some companies. Our major industry overweights are in wireline communications, cable, healthcare, and media.

MARKET OUTLOOK
The widening of spreads by 22 basis points in June has added to the attractiveness of the high yield market. We continue to believe that high yield should provide good returns over the coming months due to an improving economy, easier credit availability from banks, lower future default rates, and a return of positive flows into the asset class.

OTHER DEVELOPMENTS
As noted in the Fund's first quarter report, the Fund's financial report presents our new format. If you have any questions or comments on the new look please contact us through our website, www.morganstanley.com/im, or call us at 1-800-221-6726. We appreciate your continued support.

The securities mentioned are provided for informational purposes only and should not be considered a recommendation to purchase or sell the securities. The Fund is actively managed, therefore holdings may not be current. Morgan Stanley Dean Witter & Co., and others affiliated with it, may hold positions in or may seek to perform investment banking services for the companies mentioned.

Sincerely,


/s/Ronald E. Robison
Ronald E. Robison
PRESIDENT AND DIRECTOR

July 2001

MORGAN STANLEY HIGH YIELD FUND, INC.
JUNE 30, 2001(UNAUDITED)

INVESTMENT SUMMARY

HISTORICAL INFORMATION

                                                                       TOTAL RETURN (%)
                                      ------------------------------------------------------------------------------------
                                            MARKET VALUE(1)           NET ASSET VALUE(2)               INDEX(3)
                                      ------------------------------------------------------------------------------------
                                                       AVERAGE                    AVERAGE                     AVERAGE
                                        CUMULATIVE      ANNUAL     CUMULATIVE      ANNUAL      CUMULATIVE      ANNUAL
                                        ----------      ------     ----------     -------      ----------     -------
Year to date                               10.93%         --          -4.22%          --          4.28%           --
One Year                                   -4.15        -4.15%       -18.67       -18.67%        -0.31         -0.31%
Five Year                                  35.50         6.24         17.44         3.27         25.27          4.61
Since Inception*                           58.38         6.24         44.71         4.99         53.02          5.77
Past Performance is not predictive of
future performance.

[CHART]

RETURNS AND PER SHARE INFORMATION

                                                                                                                SIX MONTHS
                                                          YEAR ENDED DECEMBER 31,                                 ENDED
                            ----------------------------------------------------------------------------------   JUNE 30,
                              1993*     1994       1995      1996      1997       1998      1999       2000        2001
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share   $ 14.10   $ 11.96    $ 13.63   $ 14.45   $ 15.19    $ 13.62   $ 12.73   $   9.31    $   8.39
---------------------------------------------------------------------------------------------------------------------------
Market Value Per Share      $ 14.75   $ 11.38    $ 12.88   $ 14.63   $ 16.06    $ 15.38   $ 11.06   $   9.44    $   9.85
---------------------------------------------------------------------------------------------------------------------------
Premium/(Discount)              1.3%     -4.8%      -5.5%      1.3%      5.7%      12.9%    -13.1%       1.4%       17.4%
---------------------------------------------------------------------------------------------------------------------------
Income Dividends                 --   $  1.37    $  1.27   $  1.42   $  1.36    $  1.42   $  1.38   $   1.30    $   0.59
---------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions      --        --         --        --   $  0.48    $  0.83        --         --          --
---------------------------------------------------------------------------------------------------------------------------
Fund Total Return(2)           0.00%    -5.53%     26.07%    17.52%    18.48%      4.12%     6.34%+   -17.72%      -4.22%
---------------------------------------------------------------------------------------------------------------------------
Index Total Return(3)          1.26%    -0.98%     17.39%    12.40%    12.65%      0.58%     3.28%     -5.21%       4.28%
---------------------------------------------------------------------------------------------------------------------------

(1) Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

(3) The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.
 *  The Fund commenced operations on November 30, 1993.
 + This return does not include the effect of the rights issued in connection with the Rights Offering.

    FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

PORTFOLIO SUMMARY

ALLOCATION OF TOTAL INVESTMENTS

[CHART]

------------------------------------------
Debt Securities                      92.9%
Equity Securities                     5.8
Short-Term Investments                1.3
------------------------------------------

INDUSTRIES

[CHART]

------------------------------------------
Cable                                12.0%
Communication: Fixed                 11.0
Health Care                           8.0
Communication: Mobile                 7.7
Media                                 7.6
Paper & Packaging                     5.8
Services                              5.0
Gaming                                4.9
Energy                                4.8
Real Estate                           4.1
Other                                29.1
------------------------------------------

TEN LARGEST HOLDINGS

                                                      PERCENT OF                                                         PERCENT OF
                                                        TOTAL                                                               TOTAL
                                                     INVESTMENTS                                                         INVESTMENTS
------------------------------------------------------------------------------------------------------------------------------------
1.  HCA - The Healthcare Co., 6.91%, 6/15/05             2.3%      6.  Hayes Lemmerz International, Inc., 8.25%,12/15/08      1.5%
2.  Nextel Communications, Inc., 0.00%, 9/15/07          2.0       7.  Norampac, Inc., 9.50%, 2/1/08                          1.5
3.  British Sky Broadcasting Group plc, 8.20%, 7/15/09   1.8       8.  Musicland Group, Inc. 'B', 9.88%, 3/15/08              1.4
4.  Fresenius Medical Capital Trust II,7.88%, 2/1/08     1.7       9.  Horseshoe Gaming Holding, 8.63%, 5/15/09               1.4
5.  Waste Management, Inc., 7.00%, 10/15/06              1.5      10.  Smithfield Food, Inc., 7.63%, 2/15/08                  1.4
                                                                                                                             -----
                                                                                                                             16.5%
                                                                                                                             =====


MORGAN STANLEY HIGH YIELD FUND, INC.
FINANCIAL STATEMENTS
JUNE 30, 2001(UNAUDITED)

STATEMENT OF NET ASSETS

                                              FACE
                                            AMOUNT              VALUE
                                             (000)              (000)
----------------------------------------------------------------------
CORPORATE BONDS AND NOTES(90.5%)
----------------------------------------------------------------------
AUTOMOTIVE (2.6%)
Hayes Lemmerz International, Inc.
  8.25%, 12/15/08                        $  3,165(a)        $  2,215
Lear Corp., 'B'
  7.96%, 5/15/05                              475                483
  8.11%, 5/15/09                              300                301
TRW, Inc.
  7.63%, 3/15/06                              730                752
----------------------------------------------------------------------
                                                               3,751
======================================================================
CABLE (12.0%)
Adelphia Communications Corp. 'B'
  7.75%, 1/15/09                            1,355(a)           1,196
  8.38%, 2/1/08                             2,050(a)           1,876
  9.38%, 11/15/09                             525(a)             501
  9.88%, 3/1/07                               200                198
British Sky Broadcasting Group plc
  8.20%, 7/15/09                            2,590              2,560
  6.88%, 2/23/09                              350                321
Cablevision SA
  13.75%, 5/1/09                              630                444
Callahan Nordrhein-Westfalen
  14.00%, 7/15/10                           1,650(b)           1,353
Charter Communications
  10.25%, 1/15/10                           1,800(a)           1,841
CSC Holdings, Inc.
  9.88%, 5/15/06                              570                596
  7.63%, 4/1/11                               225(b)             215
Echostar DBS Corp.
  9.38%, 2/1/09                               645(a)             632
NTL, Inc.
  0.00%, 4/1/08                             2,325(c)           1,011
NTL, Inc. 'B'
  0.00%, 4/1/08                               750(a,c)           481
ONO Finance plc
  14.00%, 2/15/11                             875(b)             744
RCN Corp. 'B'
  0.00%, 10/15/07                           3,550(c)           1,065
Telewest Communications plc
  0.00%, 4/15/09                            2,700(c)           1,806
United Pan-Europe Communications NV
  10.875%, 8/1/09                           1,465                516
----------------------------------------------------------------------
                                                              17,356
======================================================================
CHEMICALS (3.3%)
Huntsman ICI Chemicals
  10.13%, 7/1/09                      EUR     750           $    629
  10.13%, 7/1/09                         $  1,050              1,034
ISP Holdings, Inc. 'B'
  9.00%, 10/15/03                           1,685(a)           1,622
Lyondell Chemical Co.
  9.63%, 5/1/07                               700(a)             696
Messer Griesheim Holding AG
  10.38%, 6/1/11                      EUR     535                469
Millennium America, Inc.
  9.25%, 6/15/08                         $    255(b)             254
----------------------------------------------------------------------
                                                               4,704
======================================================================
COMMUNICATIONS: FIXED (9.6%)
Bayan Telecommunications, Inc.
  13.50%, 7/15/06                           1,410(a,b,d)         257
Espirit Telecommunications
  Group plc 'DM'
  11.50%, 12/15/07                    EUR     665(d)              14
Exodus Communications
  11.63%, 7/15/10                        $  1,635(a)             564
Focal Communications Corp.
  0.00%, 2/15/08                              390(c)              82
  11.88%, 1/15/10                           2,025(a)             651
Global Crossing Holding Ltd.
  8.70%, 8/1/07                               975(b)             741
  9.50%, 11/15/09                             855                669
  9.63%, 5/15/08                            1,155(a)             912
Globix Corp.
  12.50%, 2/1/10                            1,865                541
GT Group Telecom, Inc.
  0.00%, 2/1/10                             3,165(c)             997
Hermes Europe Railtel BV
  10.38%, 1/15/09                           1,125(d)             180
  11.50%, 8/15/07                             945(d)             151
Hyperion Telecommunications, Inc.
  13.00%, 4/15/03                           1,580(a,c)         1,153
Intermedia Communications, Inc., 'B'
  0.00%, 7/15/07                            1,635(a,c)         1,439
Maxcom Telecomunicaciones 'B'
  13.75%, 4/1/07                            1,250                450
McLeodUSA, Inc.
  11.38%, 1/1/09                            1,815(a)           1,143
----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                              FACE
                                            AMOUNT              VALUE
                                             (000)              (000)
----------------------------------------------------------------------
COMMUNICATIONS: FIXED (CONTINUED)
Metromedia Fiber Network
  10.00%, 12/15/09                       $  1,800           $    684
Netia Holdings B.V.
  13.50%, 6/15/09                     EUR     685                290
Netia Holdings B.V. 'B'
  10.25%, 11/1/07                        $    240                 98
Primus Telecommunications Group, Inc.
  11.25%, 1/5/09                              490                113
  12.75%, 10/15/09                            560                129
Primus Telecommunications Group, Inc. 'B'
  9.88%, 5/15/08                            1,000(d)             230
PSINet, Inc.
  11.00%, 8/1/09                              450(d)              27
PSINet, Inc. 'B'
  10.00%, 2/15/05                           2,675(d)             161
Rhythms NetConnections, Inc., 'B'
  0.00%, 5/15/08                            2,885(c,d)            87
  14.00%, 2/15/10                           1,610(d)              48
RSL Communications plc
  0.00%, 3/1/08                             1,500(c,d)            34
  0.00%, 6/15/08                      EUR   1,380(c,d)            23
  9.13%, 3/1/08                          $  1,900(d)              52
  9.88%, 11/15/09                             275(d)               8
  12.00%, 11/1/08                             900(d)              25
  12.25%, 11/15/06                            300(d)               8
Tele1 Europe AB
  13.00%, 5/15/09                           1,910              1,051
Viatel, Inc.
  0.00%, 4/15/08                            2,400(c,d)            48
WAM! Net Inc. 'B'
  0.00%, 3/1/05                             1,875(c,d)            94
Winstar Communications
  0.00%, 4/15/10                            9,885(a,c,d)          49
XO Communications, Inc.
  0.00%, 4/15/08                            2,750(a,c)           495
  10.75%, 11/15/08                            550                176
----------------------------------------------------------------------
                                                              13,874
======================================================================
COMMUNICATIONS: MOBILE(6.0%)
American Cellular Corp.
  9.50%, 10/15/09                             700(b)             658
Cellco Finance NV
  12.75%, 8/1/05                              500                404
Centennial Cellular
  10.75%, 12/15/08                       $  1,755(a)         $ 1,623
CTI Holdings SA
  0.00%, 4/15/08                            1,580(a,c)           616
Dolphin Telecommunication plc
  0.00%, 6/1/08                       EUR   1,520(c,d)            39
Dolphin Telecommunication plc 'B'
  0.00%, 5/15/09                         $  2,000(c,d)            40
Globalstar LP
  11.38%, 2/15/04                           1,050(d)              47
Grupo Iusacell SA de CV
  14.25%, 12/1/06                             800(b)             852
Motient Corp.
  12.25%, 4/1/08                            1,705(d)             358
Nextel Communications, Inc.
  0.00%, 9/15/07                            4,115(a,c)         2,906
PTC International Finance II SA
  11.25%, 12/1/09                     EUR   1,290              1,136
----------------------------------------------------------------------
                                                               8,679
======================================================================
ENERGY(4.8%)
BRL Universal Equipment
  8.88%, 2/15/08                         $    750(b)             765
Chesapeake Energy Corp.
  8.13%, 4/1/11                             1,600(b)           1,496
Husky Oil Ltd.
  8.90%, 8/15/28                            1,900(c)           1,935
Key Energy Services, Inc.
  8.38%, 3/1/08                               115(b)             116
Pemex Project
  9.13%, 10/13/10                             685(b)             725
PG&E National Energy Group
  10.38%, 5/16/11                             555(b)             561
Vintage Petroleum, Inc.
  8.63%, 2/1/09                               360                371
  9.75%, 6/30/09                              875(a)             949
----------------------------------------------------------------------
                                                               6,918
======================================================================
FINANCIAL(1.8%)
Anthem Insurance Co.
  9.13%, 4/1/10                             1,430(b)           1,491
Golden State Holdings
  7.13%, 8/1/05                             1,185              1,162
----------------------------------------------------------------------
                                                               2,653
----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                              FACE
                                            AMOUNT              VALUE
                                             (000)              (000)
----------------------------------------------------------------------
FOOD & BEVERAGES (1.9%)
Michael Foods
  11.75%, 4/1/11                         $    735(b)        $    753
Smithfield Foods, Inc.
  7.63%, 2/15/08                            2,065(a)           2,014
----------------------------------------------------------------------
                                                               2,767
======================================================================
GAMING(4.9%)
Harrah's Operating Co. Inc.
  8.00%, 2/1/11                             1,330(b)           1,353
Horseshoe Gaming Holding
  8.63%, 5/15/09                            2,060(a)           2,060
International Game Technology
  8.38%, 5/15/09                            1,625              1,666
Park Place Entertainment
  8.50%, 11/15/06                             250                263
Station Casinos, Inc.
   8.38%, 2/15/08                           1,800(b)           1,807
----------------------------------------------------------------------
                                                               7,149
======================================================================
GENERAL INDUSTRIAL(1.4%)
Flowserve Corp.
  12.25%, 8/15/10                           1,560              1,669
The Manitowoc Co, Inc.
  10.38%, 5/15/11                     EUR     450(b)             392
----------------------------------------------------------------------
                                                               2,061
======================================================================
HEALTH CARE(8.0%)
Aetna, Inc.
  7.88%, 3/1/11                          $  1,580              1,536
Fresenius Medical Capital Trust II
  7.88%, 2/1/08                             2,500              2,463
HCA- The Healthcare Co.
  6.91%, 6/15/05                            3,425(a)           3,373
  8.75%, 9/1/10                                75                 80
Health Net, Inc.
  8.38%, 4/15/11                            1,200(b)           1,203
Omnicare, Inc.
  8.13%, 3/15/11                              645(b)             651
Tenet Healthcare Corp.
  8.13%, 12/1/08                            1,185(a)           1,216
  8.63%, 1/15/07                              995(a)           1,032
----------------------------------------------------------------------
                                                              11,554
======================================================================
HOTELS & LODGING(1.1%)
Hilton Hotels
  7.95%, 4/15/07                              615(a)             617
HMH Properties 'A'
  7.88%, 8/1/05                          $    980(a)        $    961
----------------------------------------------------------------------
                                                               1,578
======================================================================
MEDIA(6.2%)
Advanstar Communications
  12.00%, 2/15/11                             305(b)             317
Alliance Atlantis Communications
  13.00%, 12/15/09                          1,275              1,339
Nextmedia Operating, Inc.
  10.75%, 7/1/11                              625(b)             621
Primedia, Inc.
  8.88%, 5/15/11                            1,140(b)           1,054
Quebcor Media, Inc.
  11.13%, 7/15/11                             800(b)             790
Radio One, Inc.
  8.88%, 7/1/11                               475(b)             475
Salem Communications Corp.
  9.00%, 7/1/11                               915(b)             910
Satelites Mexicanos 'B'
  10.13%, 11/1/04                           1,370                918
TV Azteca 'B'
  10.50%, 2/15/07                           1,000(a)             928
XM Satellite Radio Holdings, Inc.
  14.00%, 3/15/10                             405                243
Young Broadcasting, Inc.
  10.00%, 3/1/11                            1,500(b)           1,440
----------------------------------------------------------------------
                                                               9,035
======================================================================
METALS(2.6%)
Glencore Nickel Property Ltd.
  9.00%, 12/1/14                              515                397
Murrin Murrin Holdings Property, Ltd.
  9.38%, 8/31/07                            2,075              1,743
National Steel Corp. 'D'
  9.88%, 3/1/09                             2,425                849
Phelps Dodge Corp.
  8.75%, 6/1/11                               740                735
Republic Technologies International
  13.75%, 7/15/09                             720(b,d)            83
----------------------------------------------------------------------
                                                               3,807
======================================================================
PAPER & PACKAGING(5.8%)
Indah Kiat International Finance
  10.00%, 7/1/07                            1,950(d)             400
----------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                              FACE
                                            AMOUNT              VALUE
                                             (000)              (000)
----------------------------------------------------------------------
PAPER & PACKAGING (CONTINUED)
Norampac, Inc.
  9.50%, 2/1/08                          $  2,080(a)        $  2,174
Owens-Illinios, Inc.
  7.35%, 5/15/08                              660                482
  7.50%, 5/15/10                            2,315              1,609
  7.80%, 5/15/18                              345                214
Pacifica Papers, Inc.
  10.00%, 3/15/09                           1,680              1,772
Pindo Deli Finance (Mauritius)
  10.75%, 10/1/07                           1,955(a,d)           274
TEMBEC Industries, Inc.
  8.50%, 2/1/11                               925(b)             943
  8.50%, 2/1/11                               515                525
----------------------------------------------------------------------
                                                               8,393
======================================================================
REAL ESTATE(4.1%)
Beazer Homes
  8.63%, 5/15/11                            1,020              1,018
Centex Corp.
  7.88%, 2/1/11                             1,480              1,472
D.R. Horton, Inc.
  8.00%, 2/1/09                               680(a)             656
Schuler Homes
  9.38%, 7/15/09                              950(b)             950
  10.50%, 7/15/11                             455(b)             455
Toll Brothers, Inc.
  8.25%, 2/1/11                             1,410              1,371
----------------------------------------------------------------------
                                                               5,922
======================================================================
RETAIL(2.5%)
DR Structured Finance
  6.66%, 8/15/10                              473                413
HMV Media Group plc
  10.25%, 5/15/08                             490                282
  10.88%, 5/15/08                     GBP     835                823
Musicland Group, Inc. 'B'
  9.88%, 3/15/08                         $  2,000(a)           2,080
----------------------------------------------------------------------
                                                               3,598
======================================================================
SERVICES(5.0%)
Allied Waste - North America
  8.88%, 4/1/08                             1,950(a,b)         2,001
Blum CB Corp.
  11.25%, 6/15/11                             785(b)             771
Encompass Services Corp.
  10.50%, 5/1/09                              745(b)             715
Waste Management, Inc.
  6.88%, 5/15/09                         $    180           $    176
  7.00%, 10/15/06                           2,225              2,231
  7.13%, 10/1/07                              960(a)             963
  7.13%, 12/15/17                             350                325
----------------------------------------------------------------------
                                                               7,182
======================================================================
SUPERMARKET/DRUG(1.9%)
CA FM Lease Trust
  8.50%, 7/15/17                            1,289(b)           1,264
Delhaize America, Inc.
  9.00%, 4/15/31                            1,375(b)           1,496
----------------------------------------------------------------------
                                                               2,760
======================================================================
TECHNOLOGY(0.8%)
Hynix Semiconductor America, Inc.
  8.25%, 5/15/04                              790(b)             648
Lucent Technologies
  6.45%, 3/15/29                              925(a)             533
----------------------------------------------------------------------
                                                               1,181
======================================================================
TRANSPORTATION(2.6%)
Air Canada
  10.25%, 3/15/11                           1,280(b)           1,200
Aircraft Lease Portfolio
  Securitization Ltd. 1996-1 P1D
  12.75%, 6/15/06                           1,526              1,373
Jet Equipment Trust 'D-95'
  11.44%, 11/1/14                           1,100(b)           1,142
----------------------------------------------------------------------
                                                               3,715
======================================================================
UTILITIES(1.6%)
AES Corp.
  8.50%, 11/1/07                            1,295(a)           1,224
Mirant Americas Generation, Inc.
  7.63%, 5/1/06                               690(b)             696
Paiton Energy Funding BV
  9.34%, 2/15/14                            1,325(b)             398
----------------------------------------------------------------------
                                                               2,318
======================================================================
TOTAL CORPORATE BONDS AND NOTES
  (Cost $181,433)                                            130,955
======================================================================

    The accompanying notes are an integral part of the financial statements.

                                              FACE
                                            AMOUNT              VALUE
                                             (000)              (000)
----------------------------------------------------------------------
ASSET BACKED SECURITIES(0.6%)
======================================================================
OHA Auto Grantor Trust 1997-1, 'B'
  11.00%, 9/15/03
  (Cost $983)                            $    983(b)        $    932
======================================================================

COLLATERALIZED MORTGAGE OBLIGATION(0.2%)
======================================================================

Federal Home Mortgage
  Acceptance Corp., 1996-B C
  7.93%, 11/15/18                           1,312(d)              -- @
GMAC Commercial Mortgage
  Securities, Inc. 1996-C1 X2 IO
  1.81%, 3/15/21                            4,017                227
======================================================================
TOTAL COLLATERALIZED MORTGAGE OBLIGATION
 (Cost $1,695)                                                   227
======================================================================
SOVEREIGN & EMERGING MARKETS(1.6%)
======================================================================

Federative Republic of Brazil
  'C' Bond PIK
  8.00%, 4/15/14                            1,244                922
Republic of Colombia
  9.75%, 4/23/09                              930(a)             888
United Mexican States
  8.38%, 1/14/11                              465                468
----------------------------------------------------------------------
TOTAL SOVEREIGN & EMERGING MARKETS
  (Cost $2,198)                                                2,278
======================================================================

                                            SHARES
----------------------------------------------------------------------
COMMON STOCK(0.0%)
======================================================================
TELEPHONE SERVICES(0.0%)
  Song Networks Holding AB ADR
  (Cost $54)                               33,640(e)              69
======================================================================
PREFERRED STOCKS(5.6%)
======================================================================
COMMUNICATIONS: FIXED(1.3%)
  Broadwing Communications
    Corp., Series B                         1,759              1,737
  XO Communications, Inc.,
    ' E' PIK 13.5%                          1,143(e)              69
  XO Communications, Inc., PIK
    14.0%                                  13,719(e)              55
----------------------------------------------------------------------
                                                               1,861
======================================================================

                                                               VALUE
                                          SHARES               (000)
----------------------------------------------------------------------
COMMUNICATIONS: MOBILE(1.6%)
  Dobson Communications
    PIK 13.00%                           $  1,678(e)        $  1,578
  Nextel Communications,
    Inc. 'D' PIK 13.00%                     1,228(e)             804
----------------------------------------------------------------------
                                                               2,382
======================================================================
MEDIA(1.4%)
  Paxson Communications
    Corp., PIK, 13.25%                        184(e)           1,732
  Primedia, Inc., 9.20%                     1,970                156
  Primedia, Inc., Series D,
    Exchangeable,10.00%                     1,545                130
----------------------------------------------------------------------
                                                               2,018
======================================================================
UTILITIES(1.3%)
TNP Enterprises, Inc. Series D, PIK
  14.50%                                    1,661(e)           1,810
======================================================================
TOTAL PREFERRED STOCKS
  (Cost $6,654)                                                8,071
======================================================================

                                          NO. OF
                                         WARRANTS
----------------------------------------------------------------------
WARRANTS(0.2%)
======================================================================
COMMUNICATIONS: FIXED(0.1%)
  GT Group Telecom, Inc., Class B,
    expiring 02/01/10                      31,650(b,e)            87
  Maxcom
    Telecomunicaciones ,
    expiring 04/01/07                       1,250(b,e)            -- @
----------------------------------------------------------------------
                                                                  87
======================================================================
COMMUNICATIONS: MOBILE(0.1%)
  Globalstar Telecom,
    expiring 2/15/04                        1,850(b,e)            -- @
  Motient Corp., expiring
    04/01/08                               17,250(b,e)             1
  Occidente y Caribe,
    expiring 3/15/04                      102,000(b,e)           102
----------------------------------------------------------------------
                                                                 103
======================================================================
MEDIA(0.0%)
  XM Satellite Radio
    Holdings, Inc., expiring
    03/15/10                                8,200(b,e)            23
----------------------------------------------------------------------
METALS(0.0%)
  Republic Technologies
    International, Class D,
    expiring 07/15/09                         720(e)              -- @
----------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

                                          NO. OF             VALUE
                                         WARRANTS            (000)
----------------------------------------------------------------------
UTILITIES(0.0%)
  SW Acquisition                            1,475 (b,e)     $     44
----------------------------------------------------------------------
TOTAL WARRANTS
  (Cost $180)                                                    257
======================================================================

                                            FACE
                                          AMOUNT
                                           (000)
----------------------------------------------------------------------
SHORT-TERM INVESTMENTS (1.3%)
======================================================================
BILLS(0.1%)
  Treasury Bill 07/19/01                 $    100                100
----------------------------------------------------------------------
REPURCHASE AGREEMENT(1.2%)
  J.P. Morgan Securities, Inc.,
    3.70%, dated 06/29/01, due
    07/02/01                                1,774(f)           1,774
----------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,874)                                                1,874
======================================================================

TOTAL INVESTMENTS(100%)
  (Cost $195,071)                                            144,663
======================================================================


                                          AMOUNT
                                          (000)
----------------------------------------------------------------------
OTHER ASSETS
======================================================================
 Cash                                        214
 Interest Receivable                       3,903
 Receivable for Investments Sold           2,270
 Net Unrealized Gain on Foreign
   Currency Exchange Contracts               213
 Other                                         8               6,608
======================================================================

LIABILITIES
======================================================================
  Payable For:
    Reverse Repurchase
      Agreements                          (50,791)
    Investments Purchased                  (1,564)
    Dividends Declared                     (1,162)
    Investment Advisory Fees                  (58)
    Directors' Fees and Expenses              (51)
    Professional Fees                         (49)
    Shareholder Reporting
      Expenses                                (49)
    Administrative Fees                       (41)
    Custodian Fees                             (8)
  Other Liabilities                           (17)           (53,790)
======================================================================

                                                               VALUE
                                                                (000)
----------------------------------------------------------------------
NET ASSETS (100%)
  Applicable to 11,618,291, issued and
    outstanding $ 0.01 par value shares
    (100,000,000 shares authorized)                        $   97,481
======================================================================
NET ASSET VALUE PER SHARE                                  $     8.39
======================================================================
AT JUNE 30, 2001, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Common Stock                                             $     116
  Paid-in Capital                                            155,495
  Undistributed Net Investment Income                          1,044
  Accumulated Net Realized Loss                               (9,015)
  Unrealized Depreciation on Investments
    and Foreign Currency Translations                        (50,159)
======================================================================
TOTAL NET ASSETS                                           $  97,481
======================================================================

(a) -- Denotes all or portion of securities subject to repurchase under
       Reverse Repurchase Agreements as of June 30, 2001 - see Note A-4 to financial statements.
(b) -- 144A Security--Certain conditions for public sale may exist.
(c) -- Step bond - coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2001. Maturity rate disclosed is the ultimate maturity.
(d) -- Security is in default.
(e) -- Non-income producing.
(f) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.
@   -- Value is less than $500.
ADR -- American Depositary Receipt
PIK -- Payment-in-Kind. Income may be paid in additional
       securities or cash at the discretion of the issuer.
IO  -- Interest Only.
======================================================================

======================================================================
JUNE 30, 2001 EXCHANGE RATES:
======================================================================
EUR  Euro                         1.178= U.S. $1.00
GBP  British Pound                0.707= U.S. $1.00

-------------------------------------------------------------------------

FUTURES CONTRACTS:
  At June 30, 2001, the following futures contracts were open:


                                                               NET
                   NUMBER       NOTIONAL                    UNREALIZED
                     OF           VALUE      EXPIRATION       GAIN
                  CONTRACTS       (000)         DATE          (000)
----------------------------------------------------------------------
    Long:
 10 Year U.S
  Treasury
    Note             47     U.S.$ 4,842       Sept-01       U.S.$22
   Short:
    Gilt             19           3,033       Sept-01            17
----------------------------------------------------------------------
                                                            U.S.$39
======================================================================

 The accompanying notes are an integral part of the financial statements.

====================================================================
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at June 30, 2001 the Fund is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

                                                            NET
  CURRENCY                             IN                UNREALIZED
    TO                              EXCHANGE                GAIN
  DELIVER      VALUE  SETTLEMENT      FOR        VALUE     (LOSS)
   (000)       (000)     DATE        (000)       (000)      (000)
===================================================================
U.S.$   301      301   08/09/01    GBP   215  U.S.$302    U.S.$1
U.S.$   303      303   08/29/01    EUR   355       300        (3)
EUR   2,260    1,912   07/31/01    U.S.$2034     2,034       122
EUR     535      453   07/31/01    U.S.$ 469       469        16
EUR   1,165      985   08/29/01    U.S.  997       997        12
GBP   2,140    3,009   08/09/01    U.S.$3071     3,071        62
GBP     250      351   08/14/01    U.S.$ 354       354         3
-------------------------------------------------------------------
          U.S.$7,314                        U.S.$7,527  U.S.$213
===================================================================

 The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY HIGH YIELD FUND, INC.
FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

                                                                                                                SIX MONTHS
                                                                                                                  ENDED
                                                                                                              JUNE 30, 2001
                                                                                                                (UNAUDITED)
                                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends                                                                                                    $      120
   Interest                                                                                                          9,660
---------------------------------------------------------------------------------------------------------------------------
     Total Income                                                                                                    9,780
===========================================================================================================================
EXPENSES
   Interest Expense on Borrowings                                                                                    1,752
   Investment Advisory Fees                                                                                            383
   Administrative Fees                                                                                                  85
   Professional Fees                                                                                                    55
   Shareholder Reporting Expenses                                                                                       29
   Transfer Agent Fees                                                                                                  14
   Custodian Fees                                                                                                        7
   Directors' Fees and Expenses                                                                                          1
   Other Expenses                                                                                                       19
---------------------------------------------------------------------------------------------------------------------------
     Total Expenses                                                                                                  2,345
===========================================================================================================================
       Net Investment Income                                                                                         7,435
===========================================================================================================================
NET REALIZED GAIN (LOSS) ON:
   Investments                                                                                                      (2,629)
   Foreign Currency Transactions                                                                                      (207)
   Futures Contracts                                                                                                   186
---------------------------------------------------------------------------------------------------------------------------
     Net Realized Loss                                                                                              (2,650)
===========================================================================================================================
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
   Investments                                                                                                      (9,183)
   Foreign Currency Translations                                                                                       751
   Futures Contracts                                                                                                  (115)
---------------------------------------------------------------------------------------------------------------------------
     Change in Unrealized Appreciation/Depreciation                                                                 (8,547)
===========================================================================================================================
Net Realized Loss and Change in Unrealized Appreciation/Depreciation                                               (11,197)
===========================================================================================================================
   NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                         $   (3,762)
===========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             SIX MONTHS
                                                                                               ENDED            YEAR ENDED
                                                                                            JUNE 30, 2001      DECEMBER 31,
                                                                                             (UNAUDITED)           2000
                                                                                                (000)              (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net Investment Income                                                                      $    7,435         $   14,549
  Net Realized Loss                                                                              (2,650)            (3,664)
  Change in Unrealized Appreciation/Depreciation                                                 (8,547)           (35,505)
---------------------------------------------------------------------------------------------------------------------------
  Net Decrease in Net Assets Resulting from Operations                                           (3,762)           (24,620)
---------------------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income                                                                          (6,792)           (15,029)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of Distributions (30,460 and 19,825 shares, respectively)                            195                200
---------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Capital Share Transactions                              195                200
---------------------------------------------------------------------------------------------------------------------------
  Total (Decrease)                                                                              (10,359)           (39,449)
---------------------------------------------------------------------------------------------------------------------------
Net Assets:
  Beginning of Period                                                                           107,840            147,289
---------------------------------------------------------------------------------------------------------------------------
  End of Period (including undistributed net investment income of $1,044 and $401,
    respectively                                                                             $   97,481         $  107,840
===========================================================================================================================

    The accompanying notes are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

                                                                                                                SIX MONTHS
                                                                                                                  ENDED
                                                                                                              JUNE 30, 2001
                                                                                                                (UNAUDITED)
                                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Proceeds from Sales and Maturities of Investments                                                            $   52,886
   Purchases of Investments                                                                                        (51,359)
   Net Decrease in Short-Term Investments                                                                            2,179
   Net Realized Loss on Foreign Currency Transactions                                                                 (207)
   Net Investment Income                                                                                             7,435
   ADJUSTMENTS TO RECONCILE NET INVESTMENT INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
     Net Decrease in Receivables Related to Operations                                                                 406
     Net Decrease in Payables Related to Operations                                                                   (216)
     Accretion/Amortization of Discounts and Premiums                                                               (2,196)
---------------------------------------------------------------------------------------------------------------------------
   Net Cash Provided by Operating Activities                                                                         8,928
---------------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Cash Paid for Reverse Repurchase Agreements                                                                      (1,991)
   Cash Distributions Paid                                                                                          (6,925)
---------------------------------------------------------------------------------------------------------------------------
   Net Cash Used for Financing Activities                                                                           (8,916)
---------------------------------------------------------------------------------------------------------------------------
   Net Increase in Cash                                                                                                 12
CASH AT BEGINNING OF PERIOD                                                                                            202
---------------------------------------------------------------------------------------------------------------------------
CASH AT END OF PERIOD                                                                                           $      214
---------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY HIGH YIELD FUND, INC.
FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS

                                          SIX MONTHS
                                             ENDED
                                         JUNE 30, 2001                             YEAR ENDED DECEMBER 31,
                                          (UNAUDITED) -------------------------------------------------------------------------
                                                            2000           1999           1998           1997           1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD      $   9.31      $   12.73     $    13.62     $    15.19     $    14.45     $    13.63
-------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                         0.64           1.26           1.28           1.34           1.37           1.35
Net Realized and Unrealized
   Gain (Loss) on Investments                (0.97)         (3.38)         (0.44)         (0.66)          1.21           0.89
-------------------------------------------------------------------------------------------------------------------------------
     Total from Investment
       Operations                            (0.33)         (2.12)          0.84           0.68           2.58           2.24
-------------------------------------------------------------------------------------------------------------------------------
Distributions:
   Net Investment Income                     (0.59)         (1.30)         (1.37)         (1.40)         (1.36)         (1.42)
   In Excess of Net Investment
     Income                                     --             --          (0.01)         (0.02)            --             --
   Net Realized Gain                            --             --             --          (0.76)         (0.48)            --
   In Excess of Net Realized
     Gain                                       --             --             --          (0.07)            --             --
-------------------------------------------------------------------------------------------------------------------------------
     Total Distributions                     (0.59)         (1.30)         (1.38)         (2.25)         (1.84)         (1.42)
-------------------------------------------------------------------------------------------------------------------------------
Decrease in Net Asset Value
   due to Shares issued through
   Rights Offering                              --             --          (0.32)            --             --             --
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
   PERIOD                                 $   8.39      $    9.31     $    12.73     $    13.62     $    15.19     $    14.45
===============================================================================================================================
PER SHARE MARKET VALUE, END
   OF PERIOD                              $   9.85      $    9.44     $    11.06     $    15.38     $    16.06     $    14.63
===============================================================================================================================
TOTAL INVESTMENT RETURN:
   Market Value                              10.93%         (4.02)%       (18.14)%        11.15%         23.79%         25.92%
   Net Asset Value (1)                       (4.22)%       (17.72)%         6.34%          4.12%         18.48%         17.52%
===============================================================================================================================
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
(THOUSANDS)                               $ 97,481      $ 107,840     $  147,289     $  119,940     $  133,050     $  126,330
-------------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average
   Net Assets                                 4.30%*         3.84%          2.99%          2.23%          2.76%          2.46%
Ratio of Expenses Excluding
   Interest Expense to Average
   Net Assets                                 1.09%*         1.05%          1.09%          1.10%          1.06%          1.12%
Ratio of Net Investment Income
   to Average Net Assets                     13.64%*        11.02%          9.43%          9.00%          8.98%          9.82%
Portfolio Turnover Rate                         34%            35%            40%            78%            94%           136%
-------------------------------------------------------------------------------------------------------------------------------

*    Annualized.
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

    The accompanying notes are an integral part of the financial statements.

MORGAN STANLEY HIGH YIELD FUND, INC.
JUNE 30, 2001 (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS

     Morgan Stanley High Yield Fund, Inc. (the "Fund") was incorporated on September 23, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to produce high current income and as a secondary objective, to seek capital appreciation, through investments primarily in high yield securities.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

 1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the mean of the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued on the basis of prices provided by independent pricing services when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale, if any) are valued at fair value as determined in good faith under procedures approved by the Board of Directors.

 2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income earned or repatriated. The Fund accrues such taxes when the related income is earned.

 3. REPURCHASE AGREEMENTS: The Fund may enter into repurchase agreements under which the Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities (collateral), with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

     The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

4. REVERSE REPURCHASE AGREEMENTS: The Fund may enter into reverse repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agree-ments are designated as such in the Statement of Net Assets.

     At June 30, 2001, the Fund had reverse repurchase agreements outstanding with Salomon Brothers as follows:


                                            MATURITY IN
                                             LESS THAN
                                             365 DAYS
                                            -----------
Value of Securities Subject to
  Repurchase                                $49,580,000
Liability Under Reverse
   Repurchase Agreement                     $50,791,000
Interest Rate                                      5.98%

The average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2001, was approximately $50,022,000 at a weighted average interest rate of 6.27%.

5. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  - investments, other assets and liabilities - at the prevailing rates of exchange on the valuation date;

  - investment transactions and investment income - at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) due to securities transactions are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in net unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

     Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund may use derivatives to achieve its investment objectives. The Fund may engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund may use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments that the Fund may utilize and their associated risks:

 6. FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such assets as segregated on the Fund's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

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 8.  SWAP AGREEMENTS:  The Fund may enter into swap agreements to exchange the return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, instrument or basket of instruments, if any, at the date of default.

     Risks also arise from potential losses from adverse market movements, and such losses could exceed the related amounts shown in the Statement of Net Assets.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Fund to credit risks of the underlying instruments as well as of the issuer of the Structured Security. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. FUTURES: The Fund may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash or government securities deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date of purchase and the value at closing is recorded as realized gains or losses in the Statement of Operations.

     The Fund may use futures contracts in order to manage exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contracts involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an il-liquid secondary market.

11. OVER-THE-COUNTER TRADING: Securities and other derivative instruments that may be purchased or sold by the Fund may consist of instruments not traded on an exchange. The risk of nonperformance by the ob-ligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

During the six months ended June 30, 2001 the Fund's investments in the derivative instruments described above included foreign currency exchange contracts and futures only.

12. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on investments purchased are ac-creted or amortized in accordance with the effective yield method over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

     Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

     Permanent book and tax basis differences may result in reclassifications among undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. ADVISER: Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 0.70% of the Fund's average weekly net assets.

C. ADMINISTRATOR: The Chase Manhattan Bank, through its corporate affiliate J.P. Morgan Investor Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator.

D. CUSTODIAN: The Chase Manhattan Bank serves as custodian for the Fund. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E. OTHER: During the six months ended June 30, 2001, the Fund made purchases and sales totaling, approximately $52,467,000 and $52,559,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. At June 30, 2001, the Federal income tax cost basis of securities was $195,071,000 and, accordingly, net unrealized depreciation for Federal income tax purposes was $50,407,000 of which $4,824,000 related to appreciated securities and $55,231,000 related to depreciated securities. At December 31, 2000, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $5,534,000 available to offset future capital gains of which $1,337,000 will expire on December 31, 2007 and $4,197,000 will expire on December 31, 2008. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2000, the Fund deferred to January 1, 2001, for U.S. Federal income tax purposes, post-October currency losses of $469,000 and post-October capital losses of $476,000.

A substantial portion of the Fund's total investments consist of high yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities. These investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the statement of net assets and the differences could be material.

Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. At June 30, 2001, the deferred fees payable, under the Plan, totaled approximately $47,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

During June 2001, the Offcers of the Fund, pursuant to authority granted by the Board of Directors, declared a distribution of $0.10 per share, derived from net investment income, payable on July 13, 2001, to shareholders of record on June 29, 2001.

F.  SUPPLEMENTAL PROXY INFORMATION:

The Annual Meeting of the Stockholders of the Fund was held on June 14, 2001. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

 1. To elect the following Directors:

                                      VOTES IN           VOTES
                                      FAVOR OF          AGAINST
                                   --------------      ---------
Ronald E. Robison                    10,536,297         135,352
Gerard E. Jones                      10,540,197         131,452
Barton M. Biggs                      10,492,957         178,692
William G. Morton, Jr.               10,540,397         131,252
John A. Levin                        10,495,957         175,692

MORGAN STANLEY HIGH YIELD FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions will be reinvested on the reinvestment date. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only incash, the Plan Agent will purchase Fund shares for participants in the open market as agent for theparticipants.

The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

Participants who wish to withdraw from the Plan should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

    Morgan Stanley High Yield Fund, Inc.
    American Stock Transfer & Trust Company
    Dividend Reinvestment and Cash Purchase Plan
    40 Wall Street
    New York, NY 10005
    1-800-278-4353

MORGAN STANLEY HIGH YIELD FUND, INC.

DIRECTORS AND OFFICERS
Barton M. Biggs                  Fergus Reid
CHAIRMAN OF THE BOARD OF         DIRECTOR
DIRECTORS

Ronald E. Robison                Frederick O. Robertshaw
PRESIDENT AND DIRECTOR           DIRECTOR

John D. Barrett II               Stefanie V. Chang
DIRECTOR                         VICE PRESIDENT

Gerard E. Jones                  Arthur J. Lev
DIRECTOR                         VICE PRESIDENT

Graham E. Jones                  Joseph P. Stadler
DIRECTOR                         VICE PRESIDENT

John A. Levin                    Mary E. Mullin
DIRECTOR                         SECRETARY

Andrew McNally IV                Belinda A. Brady
DIRECTOR                         TREASURER

William G. Morton, Jr.           Robin L. Conkey
DIRECTOR                         ASSISTANT TREASURER

INVESTMENT ADVISER
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston,
Massachusetts 02108

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726 or visit our website at www.morganstanley.com/im.